UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019

Twin River Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Twin River Road
Lincoln, Rhode Island 02865
(Address and zip code of principal executive offices)
(401) 475-8474
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01    Regulation FD Disclosure.

Twin River Worldwide Holdings, Inc. (the “Company”) is initiating a process with prospective lenders by which it will seek to raise up to $950 million through a revolving credit facility and funded debt in order to refinance existing debt, to raise funding for a potential return of capital to its shareholders and for general corporate purposes. Beginning on April 17, 2019, the Company intends to meet with prospective lenders in connection with a proposed refinancing of its existing bank credit facility. In the meetings, the Company will provide financial information relating to the Company and Dover Downs Gaming & Entertainment, Inc. (“Dover Downs”). The Company is furnishing the attached Exhibit 99.1 to disclose certain information to be used in connection with the meetings. The information in Exhibit 99.1 includes estimates as to the full-year effects of various events, including the acquisition of Dover Downs and the opening of a new facility, on previously reported results for 2018. Management believes these estimates are reasonable based on currently available information, but such estimates are for analytical purposes, do not include the effects of all potential adjustments and are not guarantees of any events since they are inherently all subject to numerous variables and uncertainties outside of the Company’s control. No assurance can be given that the estimates will be achieved in 2019 or subsequent periods.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Selected Prospective Lender Meeting Slides

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN RIVER WORLDWIDE HOLDINGS, INC.

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: April 17, 2019